Exhibit 10.n
                         SETTLEMENT AGREEMENT


     This SETTLEMENT AGREEMENT made and entered into as of December 29, 1995, by and between PRUDENTIAL SECURITIES, INCORPORATED ("Prudential" or "Plaintiff"); CRANFORD B. GARNER, TIMOTHY E. GARNER, C. B. GARNER BUILDING COMPANY, GARNER BUILDING COMPANY, and PEGGY GARNER (the "Garners" or "Garner Defendants"); ESTATE OF JOHN WILLIAM GORE, by and through its personal representative, KATHY WOOD GORE ("Gore Estate"); FIRST BANK, TAMALA F. DAVENPORT and SHIRLEY A. WALDROP ("First Bank Defendants"); WILLIS, VANEK & BALL, P.A., administrator of WILLIS, VANEK & BALL, P.A. PROFIT SHARING PLAN ("WV&B") acting herein by and through its assignee Prudential; and DR. HAROLD K. TERRY (co-trustee and personally), LILLIAN SNOW, MARGARET BRYANT and LOUISE THOMPSON ("Terry Defendants"); (each of the parties hereto may be referred to generally as a "Party" and collectively as the "Parties");

                             WITNESSETH

     WHEREAS, a lawsuit is pending in the United States District Court for the Middle District of North Carolina, Durham Division, bearing case number 1:94CV00444 entitled, "PRUDENTIAL SECURUTIES, INCORPORATED, PLAINTIFF, VS. CRANFORD B. GARNER, TIMOTHY E. GARNER,
C. B. GARNER BUILDING COMPANY, GARNER BUILDING COMPANY, PEGGY GARNER, FIRST BANK, THE ESTATE OF JOHN WILLIAM GORE (BY AND THROUGH ITS PERSONAL REPRESENTATIVE, CATHY WOOD GORE, TAMALA F. DAVENPORT, SHIRLEY A. WALDROP, STANDARD BANK & TRUST COMPANY, AND WILLIS, VANEK & BALL, P.A., ADMINISTRATOR OF WILLIS VANEK & BALL, P.A. PROFIT SHARING PLAN, P. KATHLEEN MOORE (CO-TRUSTEE), DR. HAROLD K.

TERRY (CO-TRUSTEE AND PERSONALLY), LILLIAN SNOW, MARGARET BRYANT
AND LOUSIE THOMPSON, DEFENDANTS" (hereinafter, the "Lawsuit"); and

     WHEREAS, claims were asserted in the Lawsuit on behalf of Prudential against all defendants and the defendants asserted various cross-claims and counterclaims against other Parties, all of which claims principally concerned and arose out of the alleged actions of the Garner Defendants and John William Gore and his relationship with the Garner Defendants ("Gore/Garner Acts") and the relationships between Prudential and the Garner Defendants and between First Bank and the Garner Defendants (the "Relationships"); and

     WHEREAS, on or about January 11, 1993, Prudential loaned $4,140,000.00 to Cranford B. Garner (the "PSI Loan"); on or about February 4, 1993 Prudential Bank & Trust loaned approximately $1,650,000 to Cranford B. Garner (the "PBT Loan"); on or about September 13, 1993 Standard Bank extended a loan to Cranford B. Garner in the amount of $175,000 (the "Standard Bank Loan"); on or about January 31, 1994, WV&B extended a $300,000 loan to Cranford
B. Garner and his wife, Peggy Garner, which Peggy Garner denies, (the "WV&B Loan"); on about March 10, 1994, the Terry Defendants loaned Cranford B. Garner $350,000 (the "Terry Loan"); and

     WHEREAS, prior to the date of this Agreement, one or more of the Garner Defendants, by or through their various affiliates, affiliated persons, employees, relatives and entities borrowed sums of money, obtained credit, or received some or all of the proceeds thereof from the following on one or more occasions (the "Related

Loans"): Lionel J. Gelfand, one of which loans resulted in litigation instituted by First Bank in Montgomery County, North Carolina entitled FIRST BANK V. GARNER, GELFAND AND HAWKINS, 94 CVS 374; James L. Davis, one of which loans resulted in litigation commenced by First Bank in Montgomery County, North Carolina entitled FIRST BANK V. DAVIS AND GARNER, 94 CVS 375; Howard and Miriam Bergman, one of which loans resulted in litigation commenced by Howard Bergman in Moore County, North Carolina entitled BERGMAN
V. FIRST BANK AND GARNER, 94 CVS 807; Coastal Leasing Corporation; First Federal Savings Bank; the Alpha Group; Institutional Funding/Multifamily Resources of New Jersey; American Bankers Insurance Company; Robeson Savings Bank; Highland Savings Bank; First Carolina Bank; SOR Marina, Inc.; James Singletary; Roy Reynolds; David Dowd; James Anderson; Lawrence Johnson; Arab International Group; Midwest Indemnity Corp; First Union National Bank; NationsBank; and

     WHEREAS, one or more of the Garner Defendants, by or through various affiliates, affiliated persons and entities, obtained loans from First Bank, or received some or all of the proceeds thereof, which loans resulted in the following state court lawsuits commenced by First Bank (the "State Court Actions"): FIRST BANK V. SUGAR FINANCIAL SERVICES, INC. AND STEPHEN A. SUGAR; Montgomery County, 94 CvS 486; FIRST BANK V. JAMES M. ANDERSON AND TIMOTHY GARNER, Moore County, 94 CvS 01193; FIRST BANK V. KENNETH A. HAWKINS AND CRANFORD B. GARNER, Moore County, 94 CvS 01037; FIRST BANK V. CRANFORD B. GARNER, D/B/A GARNER BUILDING CO., Montgomery

County, 94 CvD 433; FIRST BANK V. WENDY W. GARNER, KENNETH A. HAWKINS AND CRANFORD B. GARNER, Moore County, 94 CvS 01038; FIRST BANK V. ENTERPRISE BUILDING CORP. AND CRANFORD GARNER, Montgomery County, 94 CvS 447; FIRST BANK V. JAMES C. DICKERSON AND PRUDENTIAL SECURITIES, INCORPORATED, Moore County, 94 CvS 01123; FIRST BANK V. LESRO CONSTRUCTION CORP., RODGER SMALL AND REBECCA SMALL, Moore County, 94 CvS 00172; FIRST BANK V. TAMARA J. SESSOMS, THOMAS D. GODWIN AND CRANFORD B. GARNER, Montgomery County, 94 CvS 484; FIRST BANK V. NANCY RENEE GARNER AND CRANFORD B. GARNER, Moore County, 94 CvS 01049; and

     WHEREAS, First Bank represents that the State Court Actions and the civil actions described in the Related Loans constitute each and every civil action filed by First Bank in the courts of North Carolina arising out of the Gore/Garner Acts and the Relationships; and

     WHEREAS, one or more of the Garner Defendants, by or through various affiliates, affiliated persons, employees, relatives and entities, received funds from First Bank loan or deposit accounts in the names of following customers, some of which the Garner Defendants contend they were unaware (the "First Bank Accounts"):
Cranford B. Garner, Peggy Garner, Nancy Renee Garner, James and Grace Anderson, Howard and Miriam Bergman, James Dickerson, Enterprise Building Corp., Wendy Garner, Kenneth Hawkins, Thomas Howard, Lawrence Johnson, Lesro Construction Co., Rodger and Rebecca Small, Sugar Financial Services, Alan Sugar, River Road Properties, Tamara Sessoms, Thomas Godwin, Thomas Howard, Garner

Building Company, C. B. Garner Building Company, Randolph Freese, Donald Gregory, James Gilchrist, Calvin Edson, Hugh and Janice Miller, Walter Mauch, Lanny Leonard, William Blum, Diversified Properties, Alan Cassavant, Cassavant Homes, Winant Sidle, James Fogarty, and

     WHEREAS, the claims brought by and against Standard Bank &
Trust Company in the Lawsuit have been previously settled and dismissed as evidenced by the Stipulation of Voluntary Dismissal attached hereto as Exhibit A; and

     WHEREAS, claims by or against P. Kathleen Moore will be dismissed on or before December 29, 1995, pursuant to the Stipulation of Voluntary Dismissal attached hereto as Exhibit B;
and

     WHEREAS, Prudential has heretofore settled the claims of WV&B and has taken an assignment of the claims of WV&B as evidenced by the Settlement Agreement attached hereto as Exhibit C; and

     WHEREAS, the Parties have agreed upon a compromise settlement of all claims asserted in the Lawsuit, whether by complaint, counterclaim, cross-claim, and they enter into this SETTLEMENT AGREEMENT for the purpose of memorializing the settlement of all such claims, as well as all other matters set forth herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein and in further consideration of the monetary payments described below, the Parties do hereby covenant, contract and agree with each other as follows:

     A.  COVENANT NOT TO SUE
     1. Prudential and First Bank, on behalf of themselves and their officers, directors, agents, servants, employees, representatives, attorneys, predecessors, successors, parent and subsidiary corporations, and assigns, hereby covenant that they will never institute, nor prosecute, nor aid in the prosecution except as required by applicable statute, rule, or order, against each other or any other Party (or any officer, director, agent, servant, employee, representative, attorney, predecessor, successor, parent or subsidiary corporation, or assign of any Party) any suit at law or in equity, claim, demand, action, or cause of action for compensation, damages, consequential damages, punitive damages or statutory penalties, whatsoever, including, by way of illustration and not limitation, all costs and expenses, including attorney's fees, for or on account of any loss or injury, past, present or future, arising directly out of the PSI Loan, the PBT Loan, the Standard Bank Loan, the WV&B Loan, the Terry Loan, the Related Loans, and the loans at issue in the pleadings in the State Court Actions; the First Bank Accounts, or any assignment of any asset made in connection with any of the aforesaid accounts or loans, including those causes of action relating to said loans asserted by any of the Parties hereto in the Fourth Amended Complaint and First Bank's Answer to the Third Amended Complaint filed with the Court in the Lawsuit; except that Prudential and First Bank each may sue to enforce the terms of this Settlement Agreement. This paragraph is a covenant not to sue, and not a release. Neither First Bank nor Prudential hereby covenants not to sue regarding loans, assignments, or accounts not specifically enumerated herein.

     2. The Garner Defendants, Gore Estate, Tamala F. Davenport, Shirley A Waldrop, WV&B (by and through its assignee, Prudential, only regarding assigned claims) and the Terry Defendants, themselves and their officers, directors, agents, servants, employees, representatives, attorneys, predecessors, successors, parent and subsidiary corporations, and assigns, (As to WV&B, by and through its assignee, Prudential, only regarding assigned claims) hereby covenant that they will never institute, nor prosecute, nor aid in the prosecution except as required by applicable statute, rule, or order, against each other or any other Party (or any officer, director, agent, servant, employee, representative, attorney, predecessor, successor, parent or subsidiary corporation, or assign of any Party) any suit at law or in equity, claim, demand, action, or cause of action for compensation, damages, consequential damages, punitive damages or statutory penalties, whatsoever, including, by way of illustration and not limitation, all costs and expenses, including attorney's fees, for or on account of any loss or injury, past, present or future, whether known or unknown, and whether presently existing or arising hereafter, for, by reason of, related to or arising out of the PSI Loan, the PBT Loan, the Standard Bank Loan, the WV&B Loan, the Terry Loan, the Related Loans, and the loans at issue in the pleadings in the State Court Actions, the First Bank Accounts, any assignment of any asset made in connection with any of the aforesaid accounts or loans, or the Relationships, including those causes of action relating to said loans asserted by any of the Parties hereto in the Fourth Amended Complaint and First Bank's Answer to the Third Amended Complaint filed with the Court in the Lawsuit, or any other of the Gore/Garner Acts; except that the Garner Defendants, Gore Estate, Tamala F. Davenport, Shirley A Waldrop, WV&B, and the Terry Defendants, each may sue to enforce the terms of this Settlement Agreement. This paragraph is a covenant not to sue, and not a release.

     3. The covenants not to sue set forth in the preceding two paragraphs shall in no way be construed so as to prevent any Party from asserting any affirmative defense in any subsequent litigation to which it is a party, including, but not limited to, defenses based upon the Gore/Garner Acts and the Relationships.

     4. Upon the execution of this SETTLEMENT AGREEMENT, and on or before Friday, December 29, 1995, the Parties will execute and file with the Court the Stipulation of Voluntary Dismissal attached hereto as Exhibit B, dismissing, with prejudice, all claims which were asserted or which are barred pursuant to this SETTLEMENT AGREEMENT.

     B.  PAYMENT
     5. Upon the execution of this SETTLEMENT AGREEMENT, and on or before Friday, December 29, 1995, First Bank, on behalf of the First Bank Defendants and the Garner Defendants, shall pay to

Prudential, by wire transfer, the full sum of $4,325,000.00 in full and complete settlement of Prudential's claims as set forth above.

     6. Upon the execution of this SETTLEMENT AGREEMENT, and on or before Friday, December 29, 1995, the claims of the Terry
Defendants will be fully settled by the following payments:

         (a) Prudential shall pay the sum of $100,000.00 to counsel for the Terry Defendants; and

         (b) First Bank shall pay the sum of $340,000.00 to counsel for the Terry Defendants, $25,000.00 of this amount being paid on behalf of Prudential, which $25,000.00 will be recovered by First Bank from Prudential as set forth herein in paragraph C.10(b) hereof.

     C.  GARNER DEFENDANTS' ASSETS
     7. Upon the execution of this SETTLEMENT AGREEMENT, and on or before Friday, December 29, 1995, the Garner Defendants shall:

         (a) transfer, assign and convey to First Bank or its designee all shares of stock held by the Garner Defendants, or any of them, individually or jointly, in Southern National Corporation, including but not limited to, the 1,400 shares of Southern National Corporation stock owned by Cranford Garner and evidenced by Certificate Number SN34363, the 916 shares of Southern National Corporation stock owned by Cranford and Peggy Garner, jointly, and evidenced by Certificates Number SN34364, 4724, U9435, U41321, AN19181, U14077, UT818166, 0006429, U4241, AN41162, AN64196, and
any dividend reinvestment accounts associated with said stock, a portion of which stock First Bank contends is pledged as collateral for Enterprise Building Co., Inc., loan number 0070014949 at First Bank, and which stock, or the proceeds thereof, shall be applied against said loan balance; and

         (b)  transfer, assign and convey to First Bank or its
designee all right, title, and interest in First Bank Certificates of Deposit 55010494, 55010498, 55010499, 55010952, 55010966 and
55,010,967

         (c) execute and deliver the Assignment Agreement documents attached hereto as Exhibit D so as to convey, transfer and assign to First Bank or its designee all legal, equitable and beneficial right, title and interest in and to GMP Properties, Inc., including, but not limited to, all rights, benefits, income, receivables or other monies that the Garner Defendants, or any one of them, may have or may be entitled to which relate, in any way, to GMP Properties, Inc. or its assets, and to cause GMP Properties, Inc. to acknowledge receipt of such assignment;

         (d) and by this SETTLEMENT AGREEMENT do, warrant and represent that, as to Institutional Funding, Inc., and as of the date of this SETTLEMENT AGREEMENT, neither they nor their spouses or children have any such right, title or interest, including, but not limited to, any present rights to any future payments, dividends, receivables, or other monies, except in exchange for the provision of labor or services, and, further, that neither they nor their spouses or children have made any direct or indirect investment in Institutional Funding, Inc., financial or otherwise, including, but not limited to, any loan, gift, advance or capital contribution, and further represent that they have delivered to Institutional Funding, Inc. this warranty and representation. Should the Garner Defendants, or any one of them, or their spouses or children, have any present right, title or interest, including, but not limited to, any present rights to any future payment, dividends, receivables, or other monies, if said payments, dividends, receivables or other monies are based upon any direct or indirect investment they have made in Institutional Funding, Inc., financial or otherwise, prior to the date of this SETTLEMENT AGREEMENT, except in exchange for the provision of labor or services, then the Garner Defendants agree to convey, transfer and assign to First Bank or its designee all of their legal, equitable and beneficial right, title and interest in and to Institutional Funding, Inc., a North Carolina corporation, as of the date of this SETTLEMENT AGREEMENT, including, but not limited to, all rights, benefits, income, receivables or other monies that, as of the date of this SETTLEMENT AGREEMENT, the Garner Defendants, or any one of them, may have or may be entitled to which relate, in any way, to Institutional Funding, Inc. or its assets, and to cause Institutional Funding, Inc. to acknowledge receipt of such assignment. Any legal, equitable and beneficial rights, title and interest which is obtained by the Garner Defendants or their spouses or children after December 29, 1995, is not subject to this assignment;

         (e) convey, transfer and assign to First Bank or its designee all right, title and interest, whether legal or equitable, in and to GMP Properties, Inc. including, but not limited to, all capital stock of GMP Properties, Inc.; and

         (f) at First Bank's direction and in its sole discretion, convey, transfer and assign to First Bank or its designee all right, title and interest, whether legal or equitable, that the Garner Defendants or any of them, or their spouses or children, have in any asset (including cash, real property, personal property, cash equivalents, receivables or other monies due) in which single asset, standing alone, the Garner Defendants, or any one of them, or their spouse or children, have an equity interest in excess of $10,000.00 as of the date of this SETTLEMENT AGREEMENT, except for those assets described in Exhibit E, which assets the Garner Defendants shall retain.

     8. Upon the execution of this SETTLEMENT AGREEMENT, and on or before Friday, December 29, 1995, the Garner Defendants shall convey, assign and transfer, by general warranty deed, all of their right title and interest in the assets set forth below to First Bank, which assets First Bank may sell or otherwise dispose of pursuant to the exercise of its sole and exclusive discretion:


         (a)  26.68 acres of real property located in
Fayetteville, Cumberland County, North Carolina and recorded in the Cumberland County Public Registry in Book 3409, at page 0389;

         (b) 30 acres of real property located near Carthage, Moore County, North Carolina and recorded in the Moore County
Public Registry in Book 409, at page 132;

         (c)  real property located at 750 S. Bennett Street,
Southern Pines, Moore County, North Carolina and recorded in the
Moore County Public Registry in Book 696, at page 310;

         (d)  real property located at 1113 E. Beach Drive, Long
Beach, Brunswick County, North Carolina and recorded in the
Brunswick County Public Registry in Book 645, at page 376;

         (e)  real property located at 1117 E. Beach Drive, Long
Beach, Brunswick County, North Carolina and recorded in the
Brunswick County Public Registry in Book 715, at page 584; and

         (f) .47 acres of real property located in Niagara, Moore County, North Carolina and recorded in the Moore County Public
Registry in Book 465, page 52(lot 114, .17 acres) and Book 665, page 615 (lots 112 and 113, .30 acres).

     9. Upon the execution of this SETTLEMENT AGREEMENT, and on or before Friday, December 29, 1995, the Garner Defendants shall transfer, assign and convey to First Bank and Prudential all right, title and interest in that certain insurance policy insuring the life of Cranford B. Garner, known as The Travelers Life Insurance Policy Number L4657346 (the "Policy"), and shall cause First Bank and Prudential to be designated as owners and beneficiaries under the Policy, and to receive all notices and correspondence relating, in any way, to said Policy. First Bank and Prudential shall each hold an undivided one-half interest in the Policy and shall receive any benefits under the Policy by joint check.

         (a)  On December 15, 1995, First Bank paid the December,
1995 premium payment due on the Policy in the amount of $1,411.24.

First Bank may, at its option and in its sole discretion, continue making premium payments when due under the Policy, but in no event shall First Bank incur any liability to any Party or anyone on account of its failure to make said payments.

         (b) In the event First Bank chooses not to make any particular premium payment, it shall give notice thereof to Prudential at least 20 days prior to the due date of any premium and Prudential shall have the option to continue making premium payments under the Policy. Notice shall be in writing sent by telecopy and Federal Express (or the equivalent) to General Counsel, Prudential Securities, Incorporated, One Seaport Plaza, New York, NY 10292-0129, telefax no. (212) 214-6810, and James P.
McLoughlin, Jr., Moore and Van Allen, P.L.L.C., 100 North Tryon Street, Floor 47, Charlotte, NC 28202-4003, telefax no. (704) 331-1159. Likewise, if Prudential chooses not to make any particular premium payment, it shall give notice thereof to First Bank at least 10 days prior to the due date of any premium and First Bank shall have the option to continue making premium payments under the Policy. Notice shall be in writing, sent by telecopy and Federal Express (or the equivalent) to President, First Bank, P.O. Box 508, Troy, NC 27371, telefax no. (910) 576-1070, and to David A. Senter, Adams Kleemeier Hagan Hannah & Fouts, 301 North Elm Street, Suite 500, Greensboro, NC 27401, telefax no. (910) 273-5357.


     10. The proceeds from First Bank's sale or other disposition of the Garner assets as described in paragraphs 7 through 9 above, including the receipt by First Bank and Prudential of any death benefits under the Policy, shall be disbursed in the following order of priority:

         (a)  non-insurance assets:

              1. First, First Bank shall recover 115% of its out of pocket expenses, including attorney fees, incurred in the liquidation of the assets after December 29, 1995;

              2.  Second, First Bank shall recover $350,000.00;
and

              3. Third, any remaining proceeds, as evidenced by a full, complete and accurate accounting provided by First Bank shall be divided equally by First Bank and Prudential within a reasonable time after receipt of said proceeds by First Bank, but not to exceed ninety days.

         (b)  insurance assets:

              1. First, First Bank shall recover 115% of its out of pocket expenses, including attorney fees, incurred in the liquidation of the assets after December 29, 1995; and Policy premiums, plus simple interest thereon at the rate of First Bank's prime rate less 1% from the date of payment until reimbursement;

              2. Second, First Bank shall recover the $25,000.00 it paid on Prudential's behalf to the Terry Defendants as described in paragraph B.6(b) hereof;

              3. Third, Prudential shall recover 115% of the Policy premiums it paid, plus simple interest thereon at the rate of First Bank's prime rate less 1% from the date of payment until reimbursement; and

              4. Fourth, any remaining proceeds, as evidenced by a full, complete and accurate accounting provided by First Bank and Prudential, shall be divided equally by First Bank and Prudential within a reasonable time after receipt of said proceeds by First Bank, but not to exceed ninety days.

     11. The Garner Defendants agree to execute all other documents and take any action necessary to effectuate the above transfers, conveyances and assignments, to effectuate the renewal, exchange, replacement or conversion of the Policy and to otherwise effectuate the purposes and intentions of this SETTLEMENT AGREEMENT, it being the intention of the Garner Defendants to provide hereby a full and absolute warranty of further assurance to First Bank.

     12. The Parties agree to waive any claims against First Bank for its conduct of the sale or disposition of the Garner Defendant assets as set forth above.

     D.  GARNER DEFENDANTS' WARRANTIES AND REPRESENTATIONS

     13. The Garner Defendants jointly and severally represent, warrant, and covenant that the real and personal properties described in paragraphs 7 through 9 constitute all assets (including all cash or cash equivalents) in which the Garner Defendants, or any of them, or their spouses or children, have any legal or beneficial interest whatever, whether direct or indirect, of greater than $10,000.00 in equity per asset with the sole exception of those assets described in Exhibit E hereto.

     14. The Garner Defendants jointly and severally represent, warrant, and covenant that except as set forth in Exhibit F hereto, they have received no loans nor any proceeds of any loans whether directly or indirectly, for which they have any current or future obligation to repay. Further, the Parties represent that they have no knowledge of any assignment, pledge or liens regarding the Garner Defendants other than those set forth herein and in the attached exhibits, and regarding property being transferred pursuant to this SETTLEMENT AGREEMENT. As to any of the debts set forth in Exhibit F, the Garner Defendants represent there has been no pledge or assignment of any asset ever held, issued by or deposited with First Bank or Prudential.

     15. In the event the Garner Defendants breach the warranties, representations and covenants set forth herein, this SETTLEMENT AGREEMENT shall be null and void as to the Garner Defendants only. In the event of such breach, as determined by a court of competent jurisdiction, the Garner Defendants, except for Peggy Garner, shall be jointly and severally liable to First Bank for the principal sum of $5,271,039.20 plus court costs, attorneys' fees and interest thereon at the maximum legal rate from and after December 29, 1995, until paid, and the Garner Defendants, with the exception of Peggy Garner, shall be jointly and severally liable to Prudential for the principal sum of $1,589,000.00 plus court costs, attorneys' fees and interest thereon at the maximum legal rate from and after December 29, 1995, until paid. In such event, Prudential and First Bank shall also be entitled to pursue any other claims against the

Garner Defendants at law or in equity. The merit of any claims against Peggy Garner shall be reserved to be decided by Court action. The Garner Defendants shall be barred from asserting as a defense to any claim hereunder, any statute of limitations, statute of repose, laches, estoppel or similar defense for a period of two years from the date First Bank or Prudential discovered or should have discovered such breach. In the event that First Bank or Prudential recovers from the Garner Defendants, or any of them, any sums pursuant to this paragraph, Prudential and First Bank shall be entitled to share in such recovery, after recoupment of expenses incurred in obtaining said recovery.

     E.  MISCELLANEOUS

     16. Prudential warrants and represents that it is the assignee and owner of the claims of WV&B as set forth in the Lawsuit and that it has full power and authority to release any such claims and sign this SETTLEMENT AGREEMENT, the Stipulation of Dismissal of the Lawsuit, and the "Consent Motion for Order Transferring PaineWebber Accounts from Cranford B. Garner to Counsel for James L. Davis" on behalf of WV&B.

     17. The Parties agree that this SETTLEMENT AGREEMENT is a compromise and settlement of disputed claims, and is not to be construed as an admission of liability by any of the Parties, liability being expressly denied by the same.

     18. Kathy Wood Gore hereby warrants and covenants that she is the duly appointed, qualified and acting personal representative of the Estate of John William Gore, all as evidenced by the Letters
Testamentary attached hereto as Exhibit G.

     19. The Parties agree that they have executed this SETTLEMENT AGREEMENT based on their own knowledge and their own investigation of the facts, and that, aside from the warranties and representations made herein, this SETTLEMENT AGREEMENT is not executed in reliance upon any statement of any person connected with, representing or represented by any of the Parties to whom covenants not to sue have been given herein.

     20. The Parties declare that they have carefully read this SETTLEMENT AGREEMENT, that they have been fully advised in connection with this SETTLEMENT AGREEMENT by legal counsel of their own choice, that this SETTLEMENT AGREEMENT has been fully explained to them prior to its execution and that they understand its terms and legal effect, and they sign this SETTLEMENT AGREEMENT of their own free will.

     21. The Parties agree that the breach of any term or provision of this SETTLEMENT AGREEMENT by any Party hereto shall give all other non-breaching Parties the right to bring suit against the breaching Party and recover all costs and expenses, including attorneys' fees, incurred by the non-Breaching Party in the prosecution of said suit. The Parties further agree that any breach of this SETTLEMENT AGREEMENT will cause damage that will be impractical and exceedingly difficult to measure in full. The Parties therefore agree that this SETTLEMENT AGREEMENT may be enforced by means of a temporary restraining order or preliminary injunction, or both, and that all other available remedies at law or in equity, including, but not limited to, money damages and specific performance, may be had for breach of this SETTLEMENT AGREEMENT.

     22. The Parties agree that this SETTLEMENT AGREEMENT shall be governed and construed according to the laws of the State of North Carolina.

     23.  The Parties agree that in executing this SETTLEMENT
AGREEMENT they are relying upon all representations and warranties made herein by the Parties.

     24. The Parties have had the opportunity to participate in the drafting of this SETTLEMENT AGREEMENT, which is the result of negotiations among the Parties. It is, therefore, specifically agreed that, in the event of any dispute with respect to the proper interpretation of any term of this SETTLEMENT AGREEMENT, no one Party shall be deemed to be the drafter.

     25. The Parties agree that this SETTLEMENT AGREEMENT contains the ENTIRE AGREEMENT between the Parties as a whole and the terms hereof are contractual in nature and not merely recitals and shall not be modified or amended except by written instruments signed by all the Parties or their representatives.

     26. The Parties agree that this SETTLEMENT AGREEMENT may be executed in a number of counterparts, each of which shall be considered an original instrument, but all of which together shall be considered but one and the same instrument. This SETTLEMENT

AGREEMENT shall be binding on all signatories hereto, even if executed in any number of counterparts.

     IN WITNESS WHEREOF, the individual Parties hereto have hereunto set their hands and adopted the word "(SEAL)" following their names as personal seals, and the corporate Parties hereto have caused this SETTLEMENT AGREEMENT to be entered into and executed by the properly authorized corporate officers this the 28th day of December, 1995.

                       INTENTIONALLY LEFT BLANK

                                  FIRST BANK


                                  By: /s/ Jackie Morris
                                      ---------------------
                                  Title: Vice President

ATTEST:

Anna G. Hollers
-----------------------
__________ Secretary
(Affix corporate seal)

STATE OF North Carolina
                                    ACKNOWLEDGEMENT AND VERIFICATION
Guilford COUNTY

     I, LESLIE R. CLAPP Notary Public for said County and
State, certify that ANNA HOLLERS personally came before me this 28TH day of December, 1995, and having been duly sworn, states that she is Secretary of First Bank a corporation;
that she has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof, and the same is true of her own knowledge; and that by authority duly given and as an act of the Corporation, the foregoing SETTLEMENT AGREEMENT was signed in its name by its VICE President, sealed with its corporate seal, and attested by her as its Secretary.

     WITNESS my hand and official seal, this the 28TH day of December, 1995.



                                    Leslie R. Clapp
                                    -----------------------
                                    Notary Public

                                                [   OFFICIAL SEAL   ]
                                                [  LESLIE R. CLAPP  ]
My Commission Expires:  1/16/97                 [   NOTARY PUBLIC   ]
                                                [GUILFORD COUNTY, NC]
                                                [Comm. Exp. 1/16/97 ]

                                  /s/ Shirley A. Waldrop
                                  -------------------------
                                  SHIRLEY A. WALDROP

STATE OF North Carolina
                                    VERIFICATION
Guilford COUNTY

     Shirley A. Waldrop, being first duly sworn, deposes and says that she has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of her own knowledge.

     This the 28TH day of December, 1995.

                                  /s/ Shirley A. Waldrop
                                  -------------------------
                                  Shirley A. Waldrop

Sworn to and subscribed before me,
this the 28TH day of December, 1995.
                                                [   OFFICIAL SEAL   ]
Leslie R. Clapp                                 [  LESLIE R. CLAPP  ]
-----------------------                         [   NOTARY PUBLIC   ]
Notary Public                                   [GUILFORD COUNTY, NC]
                                                [Comm. Exp. 1/16/97 ]
My Commission Expires:  1/16/97

                                  /s/ Tamala F. Davenport
                                  -------------------------
                                  TAMALA F. DAVENPORT

STATE OF North Carolina
                                    VERIFICATION
Guilford COUNTY

     Tamala F. Davenport, being first duly sworn, deposes and says that she has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of her own knowledge.

     This the 28TH day of December, 1995.

                                  /s/ Tamala F. Davenport
                                  -------------------------
                                  Tamala F. Davenport

Sworn to and subscribed before me,
this the 28TH day of December, 1995.
                                                [   OFFICIAL SEAL   ]
Leslie R. Clapp                                 [  LESLIE R. CLAPP  ]
-----------------------                         [   NOTARY PUBLIC   ]
Notary Public                                   [GUILFORD COUNTY, NC]
                                                [Comm. Exp. 1/16/97 ]
My Commission Expires:  1/16/97

                                                ________________________________
                                  /s/ Cathy Wood Gore
                                  -------------------------
                                  ESTATE OF JOHN WILLIAM GORE, by and
                                  through its personal representative,
                                  KATHY WOOD GORE

STATE OF North Carolina
                                    VERIFICATION
Moore COUNTY

     Kathy Wood Gore, being first duly sworn, deposes and says that she has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of her own knowledge.

     This the 29TH day of December, 1995.

                                  /s/ Cathy Wood Gore
                                  -------------------------
                                  KATHY WOOD GORE

Sworn to and subscribed before me,
this the 29TH day of December, 1995.
                                                [   OFFICIAL SEAL   ]
Wendy R. Lampiasi                               [ Wendy R. Lampiasi ]
-----------------------                         [   NOTARY PUBLIC   ]
Notary Public                                   [ MOORE COUNTY, NC  ]

My Commission Expires:  8-22-98

                                  /s/ Lillian Snow
                                  -------------------------
                                  LILLIAN SNOW

STATE OF North Carolina
                                    VERIFICATION
New Hanover COUNTY

     Lillian Snow, being first duly sworn, deposes and says that she has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of her own knowledge.

     This the 27TH day of December, 1995.

                                  /s/ Lillian Snow
                                  -------------------------
                                  Lillian Snow

Sworn to and subscribed before me,
this the 27TH day of December, 1995.
                                                [   OFFICIAL SEAL   ]
Jean B. Scoffins                                [ JEAN B. SCOGGINS  ]
-----------------------                         [   NOTARY PUBLIC   ]
Notary Public                                   [BRUNSWICK COUNTY NC]
                                                [Comm. Exp. 2-27-96 ]
My Commission Expires:  2-27-96

                                  /s/ Louise Thompson
                                  -------------------------
                                  LOUISE THOMPSON

STATE OF North Carolina
                                    VERIFICATION
New Hanover COUNTY

     Louise Thompson, being first duly sworn, deposes and says that she has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of her own knowledge.

     This the 27TH day of December, 1995.

                                  /s/ Louise Thompson
                                  -------------------------
                                  Louise Thompson

Sworn to and subscribed before me,
this the 27TH day of December, 1995.
                                                [   OFFICIAL SEAL   ]
Jean B. Scoffins                                [ JEAN B. SCOGGINS  ]
-----------------------                         [   NOTARY PUBLIC   ]
Notary Public                                   [BRUNSWICK COUNTY NC]
                                                [Comm. Exp. 2-27-96 ]
My Commission Expires:  2-27-96

                                  /s/ Margaret Bryant
                                  -------------------------
                                  MARGARET BRYANT

STATE OF Vermont
                                    VERIFICATION
Bennington COUNTY

     Margaret Bryant, being first duly sworn, deposes and says that she has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of her own knowledge.

     This the 28TH day of December, 1995.

                                  /s/ Margaret Bryant
                                  -------------------------
                                  Margaret Bryant

Sworn to and subscribed before me,
this the 28TH day of December, 1995.

_____ A. Hathaway       [signature illegible, no official seal]
-----------------------
Notary Public

My Commission Expires:  2-10-99

                                  /s/ Dr. Harold K. Terry
                                  -------------------------
                                  DR. HAROLD K. TERRY

STATE OF Florida
                                    VERIFICATION
Dade COUNTY

     Dr. Harold K. Terry, being first duly sworn, deposes and says that he has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of his own knowledge.

     This the 27TH day of December, 1995.

                                  /s/ Dr. Harold K. Terry
                                  -------------------------
                                  Dr. Harold K. Terry

Sworn to and subscribed before me,
this the 27TH day of December, 1995.
                                                [   OFFICIAL SEAL   ]
Adelheid E. James                               [ ADELHEID E. JAMES ]
-----------------------                         [   NOTARY PUBLIC   ]
Notary Public                                   [  DADE COUNTY FL   ]
                                                [Comm Exp Jul24,1996]
My Commission Expires:  July 24, 1996

                                  PRUDENTIAL SECURITIES INCORPORATED


                                  By: /s/ Patricia A. Roy
                                  -------------------------
                                  Title:  Senior Vice President

ATTEST:

Lisa J. Fennile         [signature illegible]
--------------------
Assistant, Secretary
(Affix Corporate Seal)


                              VERIFICATION

STATE OF NEW YORK
NEW YORK COUNTY

     Patricia A. Roy, being first duly sworn, deposes and says that she is the Senior Vice President of Prudential Securities
Incorporated; that she has read the foregoing Settlement Agreement and knows the contents thereof, and that the same is true of her own knowledge.

     This the 22nd day of December, 1995.

                                  /s/ Patricia A. Roy
                                  -------------------------
                                  Patricia A. Roy
                                  Senior Vice President
                                  PRUDENTIAL SECURITIES INCORPORATED


Sworn To and subscribed before me,
this the 22nd day of December, 1995.

Chris Freeze
-----------------------
Notary Public

My Commission Expires:  7-18-97
[         OFFICIAL SEAL           ]
[         Chris Freeze            ]
[Notary Public, State of New York ]
[        No. 24-4983930           ]
[   Qualified in Kings County     ]
[ Commission Expires July 8, 1997 ]

                                  GARNER BUILDING COMPANY


                                  By: /s/ Cranford Garner
                                  -------------------------
                                  Title:  President

ATTEST:

Timothy E. Garner
--------------------
Vice President
(Affix Corporate Seal)

STATE OF North Carolina
                                    ACKNOWLEDGEMENT AND VERIFICATION
Guilford COUNTY

     I, KAREN B. MILLER, Notary Public for said County and
State, certify that TIMOTHY E. GARNER personally came before me this 28TH day of December, 1995, and having been duly sworn, states that he is VICE PRESIDENT of Garner Building Company a corporation; that he has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof, and the same is true of his own knowledge; and that by authority duly given and as an act of the Corporation, the foregoing SETTLEMENT AGREEMENT was signed in its name by its President, sealed with its corporate seal, and attested by him as its VICE PRESIDENT.

     WITNESS my hand and official seal, this the 28TH day of December, 1995.

                                  Karen B. Miller
                                  -------------------------
                                  Notary Public

My Commission Expires:  5/26/98
  [      OFFICIAL SEAL       ]
  [     KAREN B. MILLER      ]
  [      NOTARY PUBLIC       ]
  [   GUILFORD COUNTY, NC    ]
  [Commission Expires 5/26/98]

                                  /s/ Timothy E. Garner
                                  -------------------------
                                  TIMOTHY E. GARNER

STATE OF North Carolina
                                    VERIFICATION
Guilford COUNTY

     Timothy E. Garner, being first duly sworn, deposes and says that he has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of his own knowledge.

     This the 28TH day of December, 1995.

                                  /s/ Timothy E. Garner
                                  -------------------------
                                  Timothy E. Garner

Sworn to and subscribed before me,
this the 28TH day of December, 1995.

Karen B. Miller
-----------------------
Notary Public

My Commission Expires:  5-26-98
  [      OFFICIAL SEAL       ]
  [     KAREN B. MILLER      ]
  [      NOTARY PUBLIC       ]
  [   GUILFORD COUNTY, NC    ]
  [Commission Expires 5/26/98]

                                  /s/ Peggy Garner
                                  -------------------------
                                  PEGGY GARNER

STATE OF North Carolina
                                    VERIFICATION
Guilford COUNTY

     Peggy Garner, being first duly sworn, deposes and says that she has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of her own knowledge.

     This the 28TH day of December, 1995.

                                  /s/ Peggy Garner
                                  -------------------------
                                  Peggy Garner

Sworn to and subscribed before me,
this the 28TH day of December, 1995.

Karen B. Miller
-----------------------
Notary Public

My Commission Expires:  5-26-98
  [      OFFICIAL SEAL       ]
  [     KAREN B. MILLER      ]
  [      NOTARY PUBLIC       ]
  [   GUILFORD COUNTY, NC    ]
  [Commission Expires 5/26/98]

                                  /s/ Cranford B. Garner
                                  -------------------------
                                  CRANFORD B. GARNER

STATE OF North Carolina
                                    VERIFICATION
Guilford COUNTY

     Cranford B. Garner, being first duly sworn, deposes and says that he has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof and that the same is true of his own knowledge.

     This the 28TH day of December, 1995.

                                  /s/ Cranford B. Garner
                                  -------------------------
                                  Cranford B. Garner

Sworn to and subscribed before me,
this the 28TH day of December, 1995.

Karen B. Miller
-----------------------
Notary Public

My Commission Expires:  5-26-98
  [      OFFICIAL SEAL       ]
  [     KAREN B. MILLER      ]
  [      NOTARY PUBLIC       ]
  [   GUILFORD COUNTY, NC    ]
  [Commission Expires 5/26/98]

                                  C.B. GARNER BUILDING COMPANY


                                  By: /s/ Cranford Garner
                                  -------------------------
                                  Title:  President

ATTEST:

Timothy E. Garner
--------------------
Vice President
(Affix Corporate Seal)

STATE OF North Carolina
                                    ACKNOWLEDGEMENT AND VERIFICATION
Guilford COUNTY

     I, KAREN B. MILLER, Notary Public for said County and
State, certify that TIMOTHY E. GARNER personally came before me this 28TH day of December, 1995, and having been duly sworn, states that he is VICE PRESIDENT of C.B. Garner Building Company a corporation; that he has read the foregoing SETTLEMENT AGREEMENT and knows the contents thereof, and the same is true of his own knowledge; and that by authority duly given and as an act of the Corporation, the foregoing SETTLEMENT AGREEMENT was signed in its name by its President, sealed with its corporate seal, and attested by him as its VICE PRESIDENT.

     WITNESS my hand and official seal, this the 28TH day of December, 1995.

                                  Karen B. Miller
                                  -------------------------
                                  Notary Public

My Commission Expires:  5/26/98
  [      OFFICIAL SEAL       ]
  [     KAREN B. MILLER      ]
  [      NOTARY PUBLIC       ]
  [   GUILFORD COUNTY, NC    ]
  [Commission Expires 5/26/98]

end settlement
begin exhibit A-settlement

                                   EXHIBIT A


                        UNITED STATES DISTRICT COURT FOR    [Filing Stamp Here]
                      THE MIDDLE DISTRICT OF NORTH CAROLINA [      Filed      ]
                                DURHAM DIVISION             [JUN 16 1995; 9:30]
                               No. 1: 94-CV-00444           [Clerk US Dist. Ct]
                                                            [ Greensboro, NC  ]

PRUDENTIAL SECURITIES,                           )
INCORPORATED,                                    )
                                                 )
              Plaintiff,                         )
                                                 )
    vs.                                          )     Stipulation of Dismissal
                                                 )     With Prejudice Pursuant
                                                 )     to F.R.Civ. P. 41(a)
CRANFORD B. GARNER, TIMOTHY                      )
E. GARNER, C.B. GARNER BUILDING                  )
COMPANY, GARNER BUILDING COMPANY,                )
PEGGY GARNER, FIRST BANK,                        )
the ESTATE OF JOHN WILLIAM                       )
GORE (by and through its                         )
personal representative, Kathy Wood              )
Gore), TAMALA F. DAVENPORT, SHIRLEY              )
A. WALDROP, STANDARD BANK & TRUST                )
COMPANY, and WILLIS, VANEK & BALL,               )
P.A., administrator of WILLIS, VANEK             )
& BALL, P.A. PROFIT SHARING PLAN,                )
                                                 )
              Defendants.                        )

     NOW COME the parties to this action, by counsel, pursuant to Rule 41(a) of the Federal Rules of Civil procedure, and stipulate as follows:

     1. All causes of action and claims for relief which have been asserted, or which would be barred if not asserted, against Standard Bank & Trust Company ("Standard Bank") by each and every other party to this action are hereby voluntarily dismissed with prejudice.

     2. All causes of action and claims for relief which have been asserted, or which would be barred if not asserted, by Standard Bank against each and every other party to this action are hereby voluntarily dismissed with prejudice.

     3. All causes of action and claims for relief which have been asserted, or which would be barred if not asserted, by any party against each and every other party to this action in connection with the Garner Note, the Enterprise Note and the Assignment (as defined in the terms of the Settlement Agreement of record in this action) are hereby dismissed with prejudice. No other claims by any party against any other party is affected by this stipulation.

     4.  Each party will bear its own costs and attorneys' fees.

     5. In connection with this Stipulation of Dismissal, the parties to this action have entered into a settlement agreement dated March 8, 1995, the terms of which are incorporated herein by reference as though fully set forth.

This the 15 day of June, 1995.


                                       WYCHE & STORY
                                       Registered Limited Liability Partnership


                                       /s/ Claire B. Casey
                                       --------------------------------
                                       N. Hunter Wyche, Jr.
                                       N.C. State Bar No. 9533
                                       Claire B. Casey
                                       N.C. State Bar No. 19686
                                       Attorneys for Standard Bank & Trust
                                         Company
                                       Post Office Drawer 1389
                                       Raleigh, NC 276O2-l389
                                       Telephone:  (919) 821-7700

                                       MOORE & VAN ALLEN, PLLC


                                       /s/ James P. McLoughlin, Jr.
                                       --------------------------------
                                       James P. McLoughlin, Jr.
                                       N.C. State Bar No. 13795
                                       Attorneys for Prudential Securities, Inc.
                                       lOO N. Tryon Street Floor 47
                                       Charlotte, NC 28202-4003
                                       Telephone:  (7O4) 331-1OOO

                                       VAN CAMP, WEST, HAYES & MEACHAM, P.A.


                                       /s/ Thomas M. Van Camp
                                       --------------------------------
                                       Thomas M. Van Camp
                                       N.C. State Bar No. 16872
                                       Attorneys for Cranford B. Garner,
                                       Timothy E.
                                       Garner, C.B. Garner Building Company,
                                       Garner Building Company and Peggy Garner
                                       Post Office Drawer 429
                                       Carthage, NC 28327
                                       Telephone:  (910) 947-l7ll

                                       ADAMS, KLEEMEIER, HAGAN,
                                       HANNAH & FOUTS


                                       /s/ David A. Senter
                                       --------------------------------
                                       David A. Senter
                                       N.C. State Bar No. 12549
                                       Attorneys for First Bank, Tamala F.
                                       Davenport
                                       and Shirley A. Waldrop
                                       Post Office box 3463
                                       Greensboro, NC  27402
                                       Telephone:  (91O) 373-1600

                                       EVERETT, GASKINS, HANCOCK & STEVENS


                                       /s/ E.D. Gaskins, Jr.
                                       --------------------------------
                                       E.D. Gaskins, Jr.
                                       N.C. State Bar No. 1606
                                       Attorneys for Willis, Vanek & Ball,
                                       P.A.,
                                       Administrator of Willis, Vanek & Ball,
                                       P.A.
                                       Profit Sharing Plan
                                       Post Office Box 911
                                       Raleigh, NC  27602
                                       Telephone:  (919) 755-OO25

                                       EVANS & RIFFLE LAW OFFICES


                                       /s/ John B. Evans
                                       --------------------------------
                                       John B. Evans
                                       N.C. State Bar No. 6139
                                       Attorneys for the Estate of John William
                                       Gore
                                       One Pinehurst Commons
                                       Post Office Box 2409
                                       Pinehurst, NC 28374
                                       (910) 295-5550

                                       BROOKS, PIERCE, McLENDON,
                                         HUMPHREY & LEONARD, L.L.P.


                                       /s/ James C. Adams, II
                                       --------------------------------
                                       Jim W. Phillips, Jr.
                                         State Bar No. 12516
                                       James C. Adams, II
                                         State Bar No. 18063
                                       Attorneys for Defendants P. Kathleen
                                       Moore, (co-
                                       trustee),Dr. Harold K. Terry (co-trustee
                                       and
                                       personally), Lilian Snow, Margaret
                                       Bryant
                                       and Louise Thompson
                                       Post Office Box 26000
                                       Greensboro, North Carolina 27420
                                       Telephone:  910/373-8850
end exhibit A-settlement
begin exhibit B-settlement

                              EXHIBIT B

              IN THE UNITED STATES MIDDLE DISTRICT COURT
              FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
                           DURHAM DIVISION
                         Case No. 1:94CV00444

PRUDENTIAL SECURITIES,                )
INCORPORATED,                         )
                                      )
               Plaintiff,             )
                                      )
     v.                               )
                                      )
CRANFORD B. GARNER, TIMOTHY E.        )
GARNER, C. B. GARNER BUILDING         )
COMPANY, GARNER BUILDING COMPANY,     )
FIRST BANK, the ESTATE OF JOHN        )
WILLIAM GORE (by and through its      )
personal representative, Kathy        )
Wood Gore), TAMALA F. DAVENPORT,      )
SHIRLEY A. WALDROP, WILLIS, VANEK     )
& BALL, P.A., administrator of        )
WILLIS, VANEK & BALL, P.A. PROFIT     )
SHARING PLAN, PEGGY GARNER,           )
P. KATHLEEN MOORE (co-trustee),       )
DR. HAROLD K. TERRY (co-trustee       )
and personally), LILIAN SNOW,         )
MARGARET BRYANT and LOUISE            )
THOMPSON,                             )
                                      )
               Defendants.            )


                STIPULATION OF DISMISSAL WITH PREJUDICE
                ---------------------------------------
                          (Rule 41(a)(1)(ii))
                          -------------------

     This action was previously dismissed as to Standard Bank & Trust Company by way of Stipulation of Voluntary Dismissal dated June 16, 1995. With the exception of Standard Bank & Trust Company, all parties who have appeared in this action and P. Kathleen Moore, by and through their undersigned counsel, do hereby stipulate and agree that this action, including all claims, cross-claims and counterclaims asserted in this action, shall be, and the same hereby is, DISMISSED WITH PREJUDICE. The parties further stipulate and agree that the preliminary injunction previously entered in this action on January 31, 1995 may be dissolved. Each party shall bear his, her or its own costs.

     This the ____ day of December, 1995.




                                  -----------------------------
                                  James P. McLoughlin, Jr.
                                  Counsel for Prudential Securities,
                                  Incorporated


OF COUNSEL:

MOORE & VAN ALLEN
47th Floor
100 North Tryon Street
Charlotte, NC 28202-4003
Telephone: 704/331-1000

                                  -----------------------------
                                  Thomas M. Van Camp
                                  Counsel for Cranford B. Garner,
                                  Timothy E. Garner, C. B. Garner
                                  Building Company, Garner Building
                                  Company, and Peggy Garner


OF COUNSEL:

VAN CAMP WEST HAYES
 & MEACHUM, P.A.
Post Office Drawer 429
Carthage, NC 28327
Telephone: 910/947-1711

                                  -----------------------------
                                  John B. Evans
                                  Counsel for the Estate of John
                                  William Gore (by and through its
                                  personal representative, Kathy Wood
                                  Gore)


OF COUNSEL:

EVANS & RIFFLE
Law Offices
Post Office Box 2409
Pinehurst, NC 28374
Telephone:  910/295-5550

                                  -----------------------------
                                  David A. Senter
                                  Counsel for First Bank, Tamala F.
                                  Davenport, and Shirley A. Waldrop


OF COUNSEL:

ADAMS KLEEMEIER HAGAN HANNAH & FOUTS
A Professional Limited Liability Company
North Carolina Trust Center
301 N. Elm Street - Suite 500
Post Office Box 3463
Greensboro, NC  27402
(910) 373-1600

                                  -----------------------------
                                  E. D. Gaskins, Jr.
                                  Counsel for Willis, Vanek & Ball, P.A.,
                                  Administrator of Willis, Vanek & Ball,
                                  P.A. Profit Sharing Plan


OF COUNSEL:

EVERETT GASKINS HANCOCK
  & STEVENS
Post Office Box 911
Raleigh, NC  27602

                                  -----------------------------
                                  Jim W. Phillips, Jr.
                                  Counsel for P. Kathleen Moore
                                  (co-trustee), Dr. Harold K. Terry
                                  (co-trustee and Personally),
                                  Lilian Snow, Margaret Bryant and
                                  Louise Thompson


OF COUNSEL:

BROOKS PIERCE MCLENDON
 HUMPHREY & LEONARD, LLP
Post Office Box 26000
Greensboro, NC 27420
Telephone:  910/373-8850

        The foregoing STIPULATION OF DISMISSAL is hereby APPROVED and the preliminary injunction heretofore entered in this cause on January 31, 1995, is hereby dissolved as of the entry of this
Stipulation on December 28, 1995, and it is so ORDERED.   It is
further ORDERED that the parties make the transfers set forth in the Release and Setttlement Agreement entered into between them.




DATE: December ____, 1995         -----------------------------
                                  William L. Osteen
                                  United States District Judge
end exhibit B-settlement
begin exhibit C-settlement

                                   EXHIBIT C

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
                                DURHAM DIVISION
                             CASE NO. 1:94-CV-00444


PRUDENTIAL SECURITIES              )
INCORPORATED,                      )
                                   )
     Plaintiff,                    )
                                   )
v.                                 )
                                   )        SETTLEMENT AGREEMENT
CRANFORD B. GARNER, et al.,        )
                                   )
     Defendants.                   )
___________________________________)




     This Settlement Agreement is made as of the 27th day of November, 1995 between the Willis Vanek & Ball, P.A. Pension and Profit Sharing Plan (the "Plan") and Prudential Securities Incorporated ("Prudential").

     The parties to this Settlement Agreement have agreed to resolve the issues between them.

     THEREFORE, the Plan and Prudential agree as follows:

     1. On January 5, 1996 Prudential shall pay to the Plan the total sum of $345,000 in principal, interest and reimbursement of litigation costs, including attorneys' fees, by check made payable to the Plan.

     2. The Plan hereby assigns to Prudential all of its right, title and interest in the loan to Cranford B. Garner and Peggy Garner, including the note, the assignment, and any collateral pledged by Cranford B. Garner and
Peggy Garner as security for the loan.   Further, the Plan assigns any and all
claims, causes of action, rights, and remedies it may have against any person whatever (including First Bank, Cranford B. Garner and Peggy

Garner) with respect to the loan, the note, the assignment, and any and all collateral pledged by Cranford B. Garner and Peggy Garner for the loan.

     3. On January 5, 1996, Prudential shall deliver to the Plan a fully executed Covenant Not to Sue, in the form attached hereto. On January 5, 1996, the Plan shall deliver to Prudential a reciprocal Covenant Not to Sue.

     4. On January 5, 1996, or as soon thereafter as is practical, Prudential shall take all necessary steps to effect a dismissal without prejudice of all claims they have asserted one against the other. The Plan shall cooperate as reasonably required to effect the dismissals.

     5. The Plan will cooperate with Prudential as reasonably necessary in pursuit of the claims assigned to Prudential.

     6. After trial or settlement of this case, if Prudential receives any monies in excess of its principal balance and interest thereon at the North Carolina legal rate, Prudential shall pay to the Plan any additional monies received up to a maximum of $37,000 to further reimburse the Plan for its litigation expenses, including attorneys' fees. Payment shall be made within 15 business days of receipt and clearance of said monies pursuant to the settlement or judgement. If for any reason Prudential is compelled to return the funds (by virtue of a bankruptcy filing or otherwise) the Plan shall return the monies up to $37,000 to Prudential. If said funds are subsequently returned to Prudential, said funds will be returned to the Plan.

     7. The parties hereto agree that they have executed the Settlement Agreement based on their own knowledge and their own investigation of the facts, and that this Settlement Agreement and attached Covenants Not to Sue are the complete and exclusive agreements among the parties regarding these matters and none is executed in reliance upon any statement of any person connected with, representing or represented by any of the parties hereby released.

     8. The parties agree that this Settlement Agreement may be executed in a number of counterparts, each of which shall be considered an original instrument, but all of which together shall be considered but one and the same instrument. This Settlement Agreement shall be binding on all signatories hereto, even if executed in any number of counterparts.


                                        FOR PRUDENTIAL SECURITIES, INC.


Chris Freeze                            By: /s/ Patricia A. Roy
-----------------------                    ----------------------------
Witness


                                        FOR THE PLAN:


                                        By:
-----------------------                    ----------------------------
Witness                                    Trustee


                                        By:
-----------------------                    ----------------------------
Witness                                    Trustee


                                        By:
-----------------------                    ----------------------------
Witness                                    Trustee


                                        By:
-----------------------                    ----------------------------
Witness                                    Trustee

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
                                DURHAM DIVISION
                             CASE NO. 1:94-CV-00444


PRUDENTIAL SECURITIES              )
INCORPORATED,                      )
                                   )
     Plaintiff,                    )
                                   )
v.                                 )
                                   )        COVENANT NOT TO SUE
CRANFORD B. GARNER, et al.,        )
                                   )
     Defendants.                   )
___________________________________)

     This covenant is executed as of November 27, 1995 by the Willis, Vanek & Ball, P.A. Profit Sharing Plan (hereinafter the "Plan") by its Trustees.

     In consideration of the Settlement Agreement executed between the Plan and Prudential Securities Incorporated (hereinafter, with its officers, directors and agents, "Prudential") dated November 27, 1995 the Plan covenants as follows:

     1. The Plan will never institute any action, or suit at law or in equity against Prudential, nor institute, nor prosecute against Prudential, (nor aid in the prosecution except as required by applicable statute, rule, or order) any claim, demand, action, or cause of action for damages, costs, expenses, or compensation for or on account of any damage, loss or injury, whether known or unknown, past, present or future arising out of the loan made by the Plan to Cranford B. Garner and Peggy Garner dated as of January 31, 1994 in the principal amount of $300,000 (the "Plan's Loan"); except that the Plan may sue to enforce the terms of the Settlement Agreement with Prudential dated November 27, 1995.

     2. The Plan expressly acknowledges that in the Settlement Agreement it has assigned to Prudential all rights of action, claims, and demands against any and all persons or entities, arising from the Plan's Loan.

     3.  This instrument is a covenant not to sue, and not a release.

     4. This covenant shall enure to the benefit of Prudential, its employees, officers and directors. It shall bind the Plan, its trustees and its beneficiaries. This covenant shall not prevent he Plan from taking any action, including prosecuting a lawsuit, or breach for the Settlement Agreement.

     5. The Settlement Agreement and the Covenants Not to Sue attached thereto reflect the entire covenant between the Plan and Prudential. No statements, promises, or inducements made by any person that are not contained in this covenant and the Settlement Agreement shall be valid or binding.

     6. Covenantor has carefully read the foregoing and knows and understands it.


                                        FOR THE PLAN:


                                        By:
-----------------------                    ----------------------------
Witness                                    Trustee


                                        By:
-----------------------                    ----------------------------
Witness                                    Trustee


                                        By:
-----------------------                    ----------------------------
Witness                                    Trustee


                                        By:
-----------------------                    ----------------------------
Witness                                    Trustee

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
                                DURHAM DIVISION
                             CASE NO. 1:94-CV-00444


PRUDENTIAL SECURITIES              )
INCORPORATED,                      )
                                   )
     Plaintiff,                    )
                                   )
v.                                 )
                                   )        COVENANT NOT TO SUE
CRANFORD B. GARNER, et al.,        )
                                   )
     Defendants.                   )
___________________________________)

     This covenant is executed as of November 27, 1995 by Prudential Securities, Incorporated (hereinafter, with its officers, directors and agents, "Prudential").

     In consideration of the Settlement Agreement executed between Prudential and the Willis, Vanek & Ball, P.A. Profit Sharing Plan (hereinafter the "Plan") and dated November 27, 1995 covenants as follows:

     1. Prudential will never institute any action, or suit at law or in equity against the Plan, nor institute, nor prosecute against the Plan, (nor aid in the prosecution except as required by applicable statute, rule, or order) any claim, demand, action, or cause of action for damages, costs, expenses, or compensation for or on account of any damage, loss or injury, whether known or unknown, past, present or future arising out of the loan made by the Plan to Cranford B. Garner and Peggy Garner dated as of January 31, 1994 in the principal amount of $300,000 (the "Plan's Loan"); except that Prudential may sue to enforce the terms of the Settlement Agreement with the Plan dated November 27, 1995.

     2.  This instrument is a covenant not to sue, and not a release.

     3. This covenant shall enure to the benefit of the Plan, its trustees and its beneficiaries. It shall bind Prudential its employees, officers and directors. This covenant shall not prevent Prudential from taking any action, including prosecuting a lawsuit, or breach for the Settlement Agreement.

     4. The Settlement Agreement and the Covenants Not to Sue attached thereto reflect the entire covenant between Prudential and the Plan. No statements, promises, or inducements made by any person that are not contained in this covenant and the Settlement Agreement shall be valid or binding.

     5. Covenantor has carefully read the foregoing and knows and understands it.


                                        PRUDENTIAL SECURITIES INCORPORATED:


Chris Freeze                            By: /s/ Patricia A. Roy
-----------------------                    ----------------------------
Witness                                 Title:  SR. VICE PRESIDENT
                                              -------------------------
end exhibit C-settlement
begin exhibit D-settlement

                                   EXHIBIT D

                             ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT is made this the ______ day of December, 1995, by CRANFORD B. GARNER, TIMOTHY E. GARNER, C. B. GARNER BUILDING COMPANY, a North carolina corporation, GARNER BUILDING COMPANY, a North Carolina corporation, and PEGGY GARNER (hereinafter referred to collectively as "Assignor") to FIRST BANK ("Assignee") in connection with the execution of the Release and Settlement Agreement dated as of the date hereof by and among Assignor, Assignee and others.

     Pursuant to the terms of the Settlement Agreement, Assignor has agreed to assign to Assignee all of Assignor's right, title and interest in and to GMP Properties, Inc. ("GMP"). The parties acknowledge that the purpose of this Assignment Agreement is to effectuate the assignment of all of Assignor's right, title and interest in and to GMP, including, but not limited to, all current and future rights to payments or monies paid to, or on behalf of, the Assignor. Assignor understands and acknowledges that Assignor's execution of this Assignment Agreement is a material condition to Assignee's agreement to settle its claims against Assignor pursuant to the terms of the Settlement Agreement.

     NOW, THEREFORE, for and in consideration paid to Assignors, the adequacy and sufficiency of which are acknowledged, the Assignor agrees as follows:

     1. Each Assignor hereby assigns to Assignee all of his legal, equitable and beneficial right, title and interest in and to GMP including, but not limited to, all interests in, and rights with respect to, all distributions, income, receivables or other monies due to Assignee from GMP Properties, Inc.

     2. Each of the undersigned hereby directs GMP Properties, Inc. to make payable and deliver to Assignee all payments to First Bank that may now or hereafter become due to any Assignor.

     3. This Assignment shall be binding upon the assigns, successors, heirs, executors and administrators of each Assignor. This Assignment is made free and clear of all liens, claims, advances, assignments, or encumbrances of any kind. This Assignment is not made as collateral security, but is an outright conveyance and assignment and is not subject to redemption or rescission.

     4. Assignor agrees to execute and endorse to Assignee all instruments and such other and further documents as may from time to time in the sole opinion of Assignee be necessary, to effectuate and complete the assignment, transfer and all such other purposes and intentions of this Agreement, it being the intention of the Assignor to provide hereby a full and absolute warranty of further assurance to the Assignee. If the Assignor fails to execute any such documents within ten (10) days of being requested to do so by the Assignee, the Assignor appoints the Assignee or any officer of the Assignee as the Assignor's attorney-in-fact for purposes of executing such documents in the Assignor's name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable. This power of attorney shall not be affected by the subsequent disability or incompetence of the principal and shall be irrevocable.

     5. The Assignor acknowledges that any breach of this Agreement will cause damage to Assignee that will be impractical and exceedingly difficult to measure in full. The Assignor and Assignee therefore agree that this Agreement may be enforced by means of a temporary restraining order or preliminary injunction, or both, and that all other available remedies at law or in equity including, but not limited to, money damages and specific performance, may be had for breach of this Agreement.

     6. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina.

     7. This Agreement shall bind and inure to the benefit of the parties hereto, their successors, heirs, executors, administrators, legatees, personal and representatives, and permissible assigns and transferees.

     8. Whenever the context of this Agreement permits, the masculine gender shall include the feminine and neuter genders and any reference to singular or plural shall be interchangeable with the other.

     IN WITNESS WHEREOF, each Assignor has signed this instrument as of the date set forth above.





                                       --------------------------------
                                       CRANFORD B. GARNER



                                       --------------------------------
                                       TIMOTHY E. GARNER



                                       --------------------------------
                                       PEGGY GARNER

                                       C. B. GARNER BUILDING COMPANY


                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________
ATTEST:


-----------------------
____________ Secretary
[Affix Corporate Seal]




                                       GARNER BUILDING COMPANY


                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________
ATTEST:


-----------------------
____________ Secretary
[Affix Corporate Seal]

NORTH CAROLINA

GUILFORD COUNTY

     I, ____________________________________, a Notary Public for said county and state, do hereby certify that CRANFORD B. GARNER personally appeared before me and acknowledged the execution of the foregoing instrument.

     Witness my hand and notarial seal, this the _________ day of December, 1995.



                                       --------------------------------
                                        Notary Public

My commission expires:


-----------------------


NORTH CAROLINA

GUILFORD COUNTY

     I, ____________________________________, a Notary Public for said county and state, do hereby certify that TIMOTHY E. GARNER personally appeared before me and acknowledged the execution of the foregoing instrument.

     Witness my hand and notarial seal, this the _________ day of December, 1995.



                                       --------------------------------
                                        Notary Public

My commission expires:


-----------------------

NORTH CAROLINA

GUILFORD COUNTY

     I, ____________________________________, a Notary Public for said county and state, do hereby certify that PEGGY GARNER personally appeared before me and acknowledged the execution of the foregoing instrument.

     Witness my hand and notarial seal, this the _________ day of December, 1995.



                                       --------------------------------
                                        Notary Public

My commission expires:


-----------------------


NORTH CAROLINA

GUILFORD COUNTY

     I, ____________________________________, a Notary Public for said county and state, do hereby certify that __________________________________________
personally appeared before me this day and acknowledged that he is ____________ Secretary of C. B. GARNER BUILDING COMPANY, a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its __________ President, sealed with its corporate seal and attested by him as its ____________ Secretary.


     Witness my hand and notarial seal, this the _________ day of December, 1995.



                                       --------------------------------
                                        Notary Public

My commission expires:


-----------------------

NORTH CAROLINA

GUILFORD COUNTY

     I, ____________________________________, a Notary Public for said county and state, do hereby certify that __________________________________________
personally appeared before me this day and acknowledged that he is ____________ Secretary of GARNER BUILDING COMPANY, a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its __________ President, sealed with its corporate seal and attested by him as its ____________ Secretary.


     Witness my hand and notarial seal, this the _________ day of December, 1995.



                                       --------------------------------
                                        Notary Public

My commission expires:


-----------------------

                            IRREVOCABLE STOCK POWER



                                                  ------------------------------
                                                               Date

     FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to First Bank One Thousand Four Hundred Twenty-Eight (1,428) shares of the common stock of GMP Properties, Inc. represented by Certificate No. 4 standing in the name of the undersigned on the books of said Company.

     The undersigned does (do) hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the said stock(s)
on the books of said Company, with full power of substitution in the premises.




                            -------------------------------------------
                            Cranford B. Garner

[MEDALLION STAMP]

                            SIGNATURE GUARANTEED

                            BY:________________________________________
                               (Authorized signature - authorizing resolutions
                                must be filed with New York Stock Exchange)


IMPORTANT: The signature(s) to this power must correspond with the name(s) as written upon the face of the Stock Certificate(s) or Bond(s) in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or a trust company having its principal office or a correspondent in the City of New York or by a firm having membership in the New York Stock Exchange. The commercial bank or trust company guaranteeing the signature(s) must affix its Medallion Stamp as indicated.

                           [Letterhead of First Bank]


                               December ___, 1995


GMP Properties, Inc.


     Re:  Cranford Garner - Assignment of Interest


Gentlemen:

     You are hereby notified that Cranford B. Garner, Timothy E. Garner, C. B. Garner Building Company, Garner Building Company and Peggy Garner (collectively, the "Garners") have executed and delivered to us an assignment of all their legal, equitable and beneficial right, title and interest in and to GMP Properties, Inc. including, but not limited to, an assignment of all the capital stock of GMP Properties, Inc. held in the name of Cranford B. Garner and the right to all distributions, income, receivables or other monies due. A copy of such assignment is attached hereto.

     Accordingly, you are hereby advised and directed to pay over to First Bank all amounts currently due or otherwise payable to the Garners and all amounts that may hereafter be due to or otherwise paid to the Garners for any reason whatsoever.

     Please acknowledge your receipt of this notice of assignment and return the same to David A. Senter, Esq. Adams Kleemeier Hagan Hannah & Fouts, P. O. Box 3463, Greensboro, NC 27402 on or before ____________________, 199___.

                                       FIRST BANK


                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________


Acknowledged and agreed to
this the __________ day of
___________________, 199___.

GMP PROPERTIES, INC.


By:_____________________________
Name:___________________________
Title:__________________________

begin exhibit D-settlement
begin exhibit E-settlement

                                   EXHIBIT E


                    GARNER ASSETS WITH POSSIBLE EQUITY VALUE
                 IN EXCESS OF $10,000 WHICH GARNERS WILL RETAIN AFTER THE EXECUTION OF TUE SETTLEMENT AGREEMENT
                 -----------------------------------------------



1.  Real property at 1615 Midland Road, Southern Pines, North Carolina

2.  Real property at 235 Fairway Drive, Southern Pines, North Carolina

3.  Lake Tillery lot

4.  MiniVan driven by Wendy Garner

5.  Note Receivable from Charles Yow - $25,000

6. GMP contingent receivable of $30,000 (First Bank gets assignment of GMP interest pursuant to the Federal Settlement Agreement)

end exhibit E-settlement
begin exhibit F-settlement

                                   EXHIBIT F


         *LIST OF GARNER DEFENDANTS' ACTUAL AND CONTINGENT LIABILlTIES
                      AFTER SETTLEMENT AGREEMENT IS EXECUTED
                      --------------------------------------

C.B. Garner Building Company
----------------------------
     Payroll taxes                                         $  6,362.96**
     Employment Security Commission                          58,216.98**
     Xerox                                                    5,764.64
     Accountant Eddie Strange                                11,272.01
     Chamber of Commerce                                        275.00
     Van Murray Chevrolet                                       237.00
     UPS                                                        348.00
     Target Programs                                            489.00
     Summey Travel                                            2,059.00
     Home Life                                                3,903.00
     Gore Tire                                                  788.00
     Newspaper                                                  148.00
     American Contractors                                     5,515.00
     BP Oil                                                   8,000.00
     Sprint Cellular                                          1,200.00
     BEQ job -- contingent liability -- future debt unknown
     FTCC job -- contingent liability -- debt unknown
     Thomas Godwin                                           30,000.00


Tim Garner and Cranford Garner:
-------------------------------
     FDIC                                                  $659,000.00
     NBNA Credit Card (Tim Garner)                           69,000.00
     BB&T Credit Card (Tim Garner)                            5,400.00
     BB&T Credit Card (Cranford Garner)                       2,100.00
     Citibank (Tim Garner)                                    5,500.00
     Diners Club (Tim Garner)                                   750.00
     Chase Bank (Tim Garner)                                 10,000.00
     American Express (Cranford Garner)                       7,900.00
     Van Camp, West, Hayes & Meacham -- significant debt



The preceding debts DO NOT include any of the debts that are listed on the deeds of trust for the properties being transferred in connection with this settlement, or taxes due and owing on the particular pieces of property being transferred. The list of debts also does not include liens or mortgages on Cranford and Peggy Garner s home or on Tim and Wendy Garner's home.

* These debts are not exact and to the penny, but are accurate approximations. These debts do not include normal household debt such as utility bills, etc.

** These are the taxes that are due as a result of the FTC and BEQ job, and the fact that pay requests have been withheld.


end exhibit F-settlement
begin exhibit G-settlement

                                   EXHIBIT G


STATE OF NORTH CAROLINA                                File No. 94-E-436
                                                       -------------------
                                                In The General Court 0f Justice
     MOORE     County                               Superior Court Division
---------------

In The Matter Of The Estate Of:
Name                                                         LETTERS
JOHN WILLIAM GORE, JR.                                     TESTAMENTARY
                                                       -------------------

                                                                   G.S. 28A-6-1



The Court in the exercise of its jurisdiction of the probate of wills and the administration of estates, and upon application of the fiduciary. has adjudged legally sufficient the qualification of the fiduciary named below and orders that Letters be issued in the above estate.




The fiduciary is fully authorized by the laws of North Carolina to receive and administer all of the assets belonging to the estate, and these Letters are issued to attest to that authority and to certify that it is now in full force and effect.




Witness my hand and the Seal of the Superior Court.








Name And Title Of Fiduciary                 Date Of Qualification
  Cathy Wood Gore, Personal Representative    August 17, 1994
Address                                     Clerk Of Superior Court
  683 Connell Road                            Catherine P. Graham
City, State, Zip
  Carthage, NC 28327                          EX OFFICIO JUDGE OF PROBATE
Name And Title Of Fiduciary

Address                                     Date Of Issuance
                                              Dec 20, 1995
City, State. Zip                            Signature
                                              Ginger C. Keith
               SEAL                         [X] Deputy CSC    [ ] Assistant CSC
AOC-E-403
Rev 6/87